UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 17, 2005
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                               ENESCO GROUP, INC.
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             (Exact name of registrant as specified in its charter)



                     Illinois               0-1349           04-1864170
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           (State or other jurisdiction   (Commission      (IRS Employer
                 of incorporation)        File Number)   Identification No.)


               225 Windsor Drive, Itasca, Illinois         60143
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            (Address of principal executive offices)    (Zip code)


        Registrant's telephone number, including area code (630) 875-5300
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.   Entry into a Material Definitive Agreement.

     On May 17, 2005, Enesco entered into an amendment to its License Agreement with Precious Moments, Incorporated ("PMI"). The amendment provides for the transition of responsibilities for the manufacturing, exporting, importing, distribution, marketing and selling of the Precious Moments product line from Enesco to PMI. Pursuant to the amendment, the License Agreement will terminate on July 1, 2005. In connection with termination of the License Agreement on July 1, 2005, Enesco will transfer the U.S. Precious Moments product inventory and certain other assets, as well as certain liabilities, related to the Precious Moments business to PMI. Any payment received by Enesco from PMI for such assets will offset royalties payable by Enesco on October 1, 2005, as described below. Following termination of the License Agreement, Enesco will provide certain transitional services to PMI with respect to the Precious Moments business, on an as-needed basis, through December 31, 2006.

     Under the amendment, Enesco agreed to make a royalty payment of approximately $7,170,000 for periods ending on or prior to December 31, 2004, payable in an installment of $1,800,000 paid on March 31, 2005, and installments of approximately $1,790,000 due on each of July 1, 2005, October 1, 2005 and January 2, 2006. Under the amendment, the annual minimum royalty for 2005 payable by Enesco under the License Agreement was decreased from $15,000,000 to $4,000,000, payable in installments of $2,000,000, one of which was paid on March 31, 2005 and the second of which is due on July 1, 2005. Under the terms of the amendment, no further royalties will be payable by Enesco after 2005.

     On May 17, 2005, Enesco issued a press release relating to the amendment to the Precious Moments License Agreement. Enesco hereby incorporates by reference the information set forth in the press release, a copy of which is attached hereto as Exhibit 99.2.


ITEM 9.01.   Financial Statements and Exhibits.

(c)  Exhibits

99.1 Seventh Amendment and Termination Agreement, dated May 17, 2005, between Precious Moments, Incorporated and Enesco Group, Inc.

99.2     Press Release dated May 17, 2005.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         Enesco Group, Inc. (Registrant)



Date: May 17, 2005                       By: /s/ Cynthia Passmore-McLaughlin
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                                             Cynthia Passmore-McLaughlin,
                                             President and CEO




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